UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	December 30, 2010

DAFOE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53609	26-2463412
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

269 S. Beverly Drive, Suite 810, Beverly Hills, CA		90212
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(775) 721-0542

1802 N. Carson Street Carson City, NV 89701
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective December 30, 2010, Kyle Beddome resigned as Chief Executive Officer, interim Chief Financial Officer, and Secretary of Dafoe Corp. (the “Company”).

Upon Mr. Beddome’s resignation, Parrish Medley became Chief Executive Officer, interim Chief Financial Officer, and Secretary of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dafoe Corp.

January 6, 2011	By:	/s/ Parrish Medley
Name: Parrish Medley
Title: Chief Executive Officer

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